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                                                            EXHIBIT 10.1

                                SECOND AMENDMENT

                          Dated as of December 19, 1995

This SECOND AMENDMENT is among Robert Half International Inc., a Delaware corporation (the "Company"), the banks parties to the Credit Agreement referred to below (the "Banks"), NationsBank, N.A. (formerly known as NationsBank of North Carolina, N.A.), as administrative agent (the "Administrative Agent") for the Banks thereunder, and NationsBank, N.A. and Bank of America National Trust and Savings Association, each as co-agent and co-arranger (referred to herein collectively as the "Co-Agents").

                             PRELIMINARY STATEMENTS:

          (1) The Company, the Administrative Agent, the Co-Agents and the Banks have entered into a Credit Agreement dated as of November 1, 1993, and an amendment thereto dated as of June 1, 1995 (said Credit Agreement as so amended being the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

          (2) The Company and the Majority Banks have agreed to further amend the Credit Agreement as hereinafter set forth.

          SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) Section 1.01 is amended by deleting the definition of "Interest Coverage Ratio" in its entirety.

          (b) The definition of "Minimum Net Worth" contained in Section 1.01 is amended in full to read as follows:

          "MINIMUM NET WORTH' shall mean, as at any date, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP), an amount equal to $120,000,000, adjusted cumulatively for each of the following for periods after January 1, 1995 (such adjustments determined in accordance with GAAP except as modified pursuant to the terms of clauses (a), (b), (e) or (f)): PLUS
          (a) all additions to shareholders' equity (other than additions included in clause (c), (d) or (e) below); MINUS (b) [intentionally omitted]; PLUS or MINUS (c) adjustments in deferred compensation; PLUS or MINUS (d) any foreign currency translation adjustments; PLUS
          (e) 50% of Net Income for each fiscal quarter; MINUS (f) [intentionally omitted]. In determining

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          Minimum Net Worth, there shall be no adjustments for net losses, if any."

          (c) Section 8.09 is amended by deleting the last proviso at the end thereof and substituting for such proviso the following:

          "PROVIDED, HOWEVER, that (x) the aggregate amount of Restricted Payments by the Company (or by its Active Subsidiaries to Persons other than the Company) pursuant to clause (a)(i) and repurchases and redemptions by the Company (or by its Active Subsidiaries from Persons other than the Company) pursuant to clause (b)(i) above in any fiscal quarter (1) shall not be subject to any limitation in the event the Total Indebtedness to Cash Flow Ratio is less than or equal to 2.0 to 1 during such fiscal quarter and (2) in the event the Total Indebtedness to Cash Flow Ratio is greater than 2.0 to 1 during such fiscal quarter, shall not exceed an amount equal to the sum of (A) $25,000,000, as decreased by the amount of Restricted Payments, stock purchases or redemptions that the Company and its Active Subsidiaries credited against the amount under this clause (A) and made during any fiscal quarter during which the Total Indebtedness to Cash Flow Ratio was greater than 2.0 to 1.0, plus (B) 50% of Net Income for the prior fiscal quarter, as increased by the amount of Restricted Payments, stock purchases or redemptions that the Company and its Active Subsidiaries could have, but did not, make as a result of this clause
          (B) during each preceding fiscal quarter during which the Total Indebtedness to Cash Flow Ratio was greater than 2.0 to 1.0 and (y) [intentionally omitted]."

          (d) Section 8.12 is amended by deleting the number "4.25" therein and substituting for such number the number "3.5".

          (e)  Section 8.14 is deleted in full.

          (f)  Section 8.20 is deleted in full.

          (g)  Section 8.24 is amended in full to read as follows:

          "8.24 RESTRICTED ACQUISITIONS.     The Company will not, nor will it
          permit any of its Subsidiaries to, make any acquisition of capital stock, partnership or other ownership interests in, or the business Property of, any other Person (a "RESTRICTED ACQUISITION"), unless such Restricted Acquisition shall be in the employment services industry or in another services industry that is related to the Company's employment services customer base or base of


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          temporary employees, and (ii) shall not be a hostile acquisition unless the Borrower has previously obtained the consent of all of the Banks. Investments permitted under clause (a), (b), (c), (d)(ii),
          (e), (g) or (h) of Section 8.08 shall not be subject to this
          Section 8.24."

          SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Company, the Co-Agents and the Majority Banks and (b) counterparts of the Consent appended hereto (the "Consent"), executed by each Guarantor and Pledgor.

          SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

          (a) Upon the date of effectiveness of this Amendment, no Default under the Credit Agreement has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Company's charter or by-laws, or (ii) law or any contractual restriction binding on or affecting the Company.

          (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Amendment.

          (d) This Amendment constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (e) The representations and warranties made by the Company in Section 7 of the Credit Agreement and by each Obligor in each of the other Basic Documents to which it is a party are true and correct as of the date of effectiveness of this Amendment as if made on such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date), except that, solely for the purpose of this Section 3(e), (i) the representations and warranties made by the Company in Section 7.02 of the Credit Agreement shall be deemed to be made with respect to the most recent audited and unaudited financial statements delivered by the Company pursuant to Section 8.01 of the Credit Agreement, and (ii) all references in Section 7 of the Credit Agreement to Schedule(s) I, III, V and VI to the Credit Agreement shall be deemed to refer to the updated schedules attached as Schedule(s) I, III, V and VI to this Amendment.


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          SECTION 4. REFERENCE TO AND EFFECT ON THE BASIC DOCUMENTS.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Basic Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Basic documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Basic Documents, nor constitute a waiver of any provision of any of the Basic Documents.

          SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        ROBERT HALF INTERNATIONAL INC.



                                        By:  /s/    M. KEITH WADDEL
                                             ------------------------------
                                             Title: SR. VICE PRESIDENT

                                        NATIONSBANK, N.A., as Administrative
                                         Agent, Co-Agent, Co-Arranger and a Bank



                                        By:  /s/    E. BROOKE BERG
                                             ------------------------------
                                             Title: VICE PRESIDENT

                                        BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION, as Co-
                                         Agent, Co-Arranger and a Bank



                                        By:  /s/    CATHLEEN STARK
                                             ------------------------------
                                             Title: VICE PRESIDENT

                                        UNION BANK, as a Bank



                                        By:  /s/    B.T. MADIGAN
                                             ------------------------------
                                             Title: VICE PRESIDENT


                                        By:  /s/    HEATHER GISVOLD
                                             ------------------------------
                                             Title: CREDIT OFFICER


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